UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  February 13, 2006


                           Integrated BioPharma, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           000-28876                                     22-2407475
     (Commission File Number)                (IRS Employer Identification No.)

                225 Long Avenue
              Hillside, New Jersey                       07205
    (Address of Principal Executive Offices)          (Zip Code)

                                 (973) 926-0816
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

         On February 13, 2006, the Board of Directors (the "Board") of Integrated BioPharma, Inc. (the "Company") elected Dr. Vidadi M. Yusibov to the Board.

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year

         On February 13, 2006 and effective as of such date, the Board approved an amendment to the Company's Bylaws to permit the increase of the membership of the Board from nine to eleven members in connection with the election of Dr. Yusibov to the Board. The amended and restated Bylaws of the Company are attached and filed as Exhibit 3.1 to this Current Report on Form 8-K.

         A copy of the press release announcing the election of Dr. Yusibov to the Board and the expansion of the Board is attached and filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits

                 (c) Exhibits.

Exhibit No.   Description

3.1 Amended and Restated Bylaws of Integrated BioPharma, Inc., as of February 13, 2006

99.1 Press Release of Integrated BioPharma, Inc., issued on February 15, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INTEGRATED BIOPHARMA, INC.


Date:  February 17, 2006       By:/s/ Dina L. Masi
                               Dina L. Masi
                               Senior Vice President & Chief Financial Officer